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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of (1) our report dated February 6, 2002 relating to the financial statements of Separate Account Nos. 4, 191, 200 and 206 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2001; (2) our reports dated February 18, 2002 relating to the financial statements of Separate Account Nos. 8 and 30 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2001; and (3) our report dated February 6, 2002 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the years ended December 31, 2001 and 2000. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 6, 2002 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States. We also consent to the references to us under the headings "Condensed Financial Information" and "About Our Independent Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
April 17, 2002